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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                             Securities Act of 1934


Date of Report (Date of earliest event reported) January 7, 1994

                           LAWTER INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



Delaware                            1-7558                            36-1370818
(State or other                  (Commission                    (IRS Employer
jurisdiction of                   File No.)                  Identification No.)
incorporation)


                990 Skokie Boulevard, Northbrook, Illinois 60062
            (Exact address of registrant as specified in its charter)


                                  708/498-4700
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)


                                Page 1 of 4 pages

                             Exhibit Index at page 3















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Item 5.   Other Events

          On January 7, 1994, the Registrant issued a press release announcing certain charges to earnings in the fourth quarter of 1993. Such press release is attached as an exhibit to this report and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits. The exhibits to this report are listed in the Exhibit Index included elsewhere herein.





                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     LAWTER INTERNATIONAL, INC.



                                                     By:  /s/ Richard D. Nordman
                                                          ----------------------

                                                           Richard D. Nordman
                                                           President

Date:  January 11, 1994























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                           LAWTER INTERNATIONAL, INC.

                                  Exhibit Index


                                                                     Sequential
                                                                         Page
Number and Description of Exhibit*                                      Number
- ----------------------------------                                   -----------

99.       Press Release dated January 7, 1994                             4





- ---------------------
*   Exhibits not listed are inapplicable.







































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